SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
[X]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Under  Sec.  240.14a-12


                                  HOME.WEB,  INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[ ]  $125  per  Exchange  Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2)  of  Schedule  14A.
[ ]  Fee computed on  table below  per  Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate  number  of  securities  to  which  transaction  applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4)  Proposed  maximum  aggregate  value  of  transaction:

         -----------------------------------------------------------------------
     5)  Total  fee  paid:

         -----------------------------------------------------------------------

[ ]  Fee  paid  previously  by  written  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:______________________________________________
     2)  Form Schedule or Registration Statement No.:___________________________
     3)  Filing  Party:_________________________________________________________
     4)  Date  Filed:_____________________________

                                 HOME.WEB, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 5, 2001


Dear  Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of Home.Web, Inc. (the "Company"), which will be held on February 5, 2001, at 5:00 p.m. at the Company's corporate offices in Canada located at 20436 Fraser Highway, Langley, British Columbia, Canada, V3A 4G2, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

     (1)     To  adopt  the  Amended  and  Restated  Articles of Incorporation;

     (2)     To  ratify the selection of BDO Dunwoody as the Company's auditors;
             and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on January 8, 2001, the record date for the meeting, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

     All of the Company's shareholders are invited to attend the Special Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (360) 332-8279. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                     By Order of the Board of Directors,


                                     /s/  Bob  Jackman
                                     ---------------------------------
                                     Robert  L.  Jackman
                                     President


Blaine,  Washington
January  [22],  2001

                                 HOME.WEB, INC.
                          435 Martin Street, Suite 3000
                            Blaine, Washington  98320
                               Tel: (360) 332-1350
                               Fax: (360) 332-8279


                                 PROXY STATEMENT


                     DATE, TIME AND PLACE OF SPECIAL MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Home.Web, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the Company's corporate offices in Canada located at 20436 Fraser Highway, Langley, British Columbia, Canada, V3A 4G2, on February 5, 2001, at 5:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on January 8, 2001. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is January 22, 2001.

                                PROXY INFORMATION

     A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

     (1)     To  adopt  the  Amended  and  Restated  Articles of Incorporation;*

     (2)     To  ratify the selection of BDO Dunwoody as the Company's auditors;
and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.
________________________
   * The overall effect of adopting the Amended and Restated Articles will be to render more difficult a change in control of the Company by shareholders, and thus to make difficult the removal of management. See below, section on Amendment and Restatement of Articles of Incorporation.

      Shareholders have no dissenters' rights with respect to the above proposal based on Nevada Revised Statutes 92A.380.

                             RECORD DATE AND VOTING

     Record  Date. As  of January  8, 2001, the record date fixed by  the  Board
     ------------
of Directors, the Company had [32,876,400] shares of common stock issued and outstanding and approximately [1000] shareholders of record. If the shareholders of record present in person or represented by their proxies at the meeting hold not less than 50% of the outstanding shares entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

     Shareholder List.  At least 10 days before the Special Meeting, the officer
     ----------------
or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the Special Meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Special Meeting.

     Proxies.  Each shareholder entitled to vote at the Special Meeting may vote
     -------
by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Company before or at the time of the Special Meeting.

     The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

     (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

     (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail, facsimile or telegram. The Company will pay no additional compensation to its officers, directors and employees for these activities.

     Date  and  Time  of Opening and Closing of the Polls.  The date and time of
     ----------------------------------------------------
the opening of the polls for the Special Meeting of the Shareholders of the Company shall be 5:00 p.m. on February 5, 2001. The time of the closing of the polls for voting shall be announced at the Special Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

     Vote.  Votes  cast  by  proxy  or  in person at the Special Meeting will be
     ----
tabulated by the Secretary of the Company. The Secretary will also determine whether or not a quorum is present. Each shareholder of record at the close of business on the record date, January 8, 2001, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

     The voting requirements for the proposals to be considered by the shareholders at the Special Meeting are as follows:

     Adoption  of  Amended  and  Restated  Articles  of  Incorporation:
     -----------------------------------------------------------------
     - A shareholder submitting a Proxy may vote for or against adopting the Amended and Restated Articles of Incorporation and ratifying the independent auditors or may abstain from voting his or her shares. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to adopt the Amended and Restated Articles of Incorporation and ratify the independent auditors.

     - IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ADOPTION OR RATIFICATION OF A PROPOSAL, THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE ALL THE SHARES REPRESENTED THEREBY FOR THE ADOPTION OR RATIFICATION OF THE PROPOSAL.

     - In accordance with Nevada Revised Statutes and the Company's Bylaws, the adoption of the Amended and Restated Articles of Incorporation and ratification of the independent auditors requires a quorum of more than 50% of the Company's issued and outstanding shares entitled to vote, and an affirmative vote of more than 50% of the Company's issued and outstanding shares entitled to vote.

     This Proxy Statement is accompanied by the proposed Amended and Restated Articles of Incorporation (attached hereto as Exhibit A). Shareholders are encouraged to review the Amended and Restated Articles of Incorporation in connection with the information contained herein.

             INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

     The directors and executive officers of the Company do not have any substantial interest in the matters to be acted upon other than the affect of certain provisions in the proposed Amended and Restated Articles of Amendment that entrench them then in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Proxy statement entitled "Proposal (1): To adopt the Amended and Restated Articles of Incorporation attached to this Proxy Statement as Appendix A."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of January 8, 2001, the record date for the Special Meeting, the Company had [32,876,400] shares of its common stock issued and outstanding. Each share of record is entitled to one vote at the Special Meeting.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT
     ---------------------------------------------------------------------

     The following table sets forth as of January 8, 2001, certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable. All of the beneficial owners listed are accessible at 435 Martin Street, Suite 3000, Blaine, Washington, 98230, the Company's main offices.

                                                  NO OF SHARES
NAME AND POSITION                              BENEFICIALLY OWNED  PERCENTAGE OWNED
---------------------------------------------  ------------------  ----------------
Robert L. Jackman - President, Treasurer and
a Director                                              1,500,000             4.56%

Dean Branconnier - Vice President and
a Director                                              1,600,000             4.87%

Chad Burback - Secretary and a Director                 1,600,000             4.87%

ALL CURRENT DIRECTORS AND                               4,700,000            14.30%
OFFICERS AS A GROUP (3 Persons)

     Change  in  Control
     -------------------

     On October 16, 2000, the company conducted a voluntary share exchange with the shareholders of Duro Enzyme Products Inc. ("Duro Enzyme"). The share exchange resulted in the acquisition of Duro Enzyme by the Company but also in the issuance of a majority of the shares of the Company to Duro Enzyme shareholders.

     The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.


    PROPOSAL (1):  TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                 ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

     The Amended and Restated Articles of Incorporation will completely supersede the existing Articles of Incorporation of the Company. On January 8, 2001, the Board of Directors of the Company signed resolutions advising the adoption of the Amended and Restated Articles of Incorporation, called this Special Meeting and set a record date of January 8, 2001, for the meeting.

     The following is a summary comparison of the major changes to the current Articles of Incorporation of the Company. A copy of the proposed Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Appendix A. Where relevant, a brief discussion is included explaining the purpose of the change and its effect on shareholders, both positive and negative.

     THE  OVERALL  EFFECT  OF  THE  PROPOSAL  IS  TO  MAKE  MORE  DIFFICULT  THE
ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL SHAREHOLDER, AND THUS TO MAKE MORE DIFFICULT THE REMOVAL OF MANAGEMENT.

                                                                  PROPOSED  AMENDED
                               CURRENT ARTICLES OF                   AND RESTATED
SUBJECT MATTER OF CHANGE          INCORPORATION               ARTICLES OF INCORPORATION
------------------------  ----------------------------  -------------------------------------
1.  Name of corporation   Article One.  Home.Web, Inc.  Article I.  Duro Enzyme Products Inc.
                          -----------                   ---------


PURPOSE:  To  align the name of the Company more closely with its core business.

EFFECT: There is no effect on shareholders from the change in the name of the Company. The name change will facilitate the Company's shift from gourmet and specialty cheeses to recycling technologies.

-------------------------------------------------------------------------------------------------------

2.  Authorized capital  Article Four.  50,000,000 shares of     Article II, Section 2.1.  200,000,000
                        ------------                            ----------
                        common stock, par value of $0.001       total authorized shares, consisting of
                        per share.                              160,000,000  shares  of  common  stock
                                                                having  par  value of $0.001 per share
                                                                and  40,000,000  shares  of  preferred
                                                                stock having a par value of $0.001 per
                                                                share.

PURPOSE: To enable the Board to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

EFFECT: Authorizing the preferred stock provides the Board with a mechanism for establishing a separate class of stock with superior rights to the common stock of the Company. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.

--------------------------------------------------------------------------------------------------------

3.  Rights and preferences of the  No authorized preferred stock.  Article II,  Section 2.2.  Board  of
                                                                   ----------
    preferred stock                                                Directors  granted  the  authority to
                                                                   issue preferred stock  and to fix and
                                                                   determine  and  to  amend  the voting
                                                                   powers,  designations,  preferences,
                                                                   imitations, restrictions and relative
                                                                   rights of the  shares, including such
                                                                   matters  as  dividends,   redemption,
                                                                   liquidation, conversion and voting.


PURPOSE: To enable the Board to determine the rights, preferences, privileges and limitations associated with preferred stock without shareholder approval.

EFFECT: This is an anti-takeover measure. The Board has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the Board and management.

---------------------------------------------------------------------------------------------------------

4.  Cumulative voting   Article VI.  Shareholders shall not be   Article  V.   The  right  to  cumulate
                        ----------                               ----------
                        entitled to cumulative voting.           votes in the election of directors shall
                                                                 not  exist  with  respect  to  shares of
                                                                 stock of the Company.

PURPOSE: To prevent the ability of a shareholder voting more than one vote per share held when electing directors.

EFFECT: With cumulative voting, each holder of stock possessing voting power would be entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected. The shareholder would then be able to cast all of his or her votes for a single director or multiple directors. Cumulative voting enables a holder of a substantial minority position entitled to vote to more easily elect a director by voting a larger number of shares than the shareholder actually holds. Cumulative voting in the election of directors will not be permitted. Shareholders of the Company's common stock will be entitled to one vote per share held. Accordingly, the holders of a majority of the common shares, present in person or by proxy, will be able to elect all of the Company's directors. This may have the effect of shifting control over the election of directors to a few principal shareholders.

--------------------------------------------------------------------------------------------------------

5.  Number of directors   Bylaws-Article  III,  Section  1.  The  Article VI, Section 6.1.  No more than
                          -------------------                     -----------------------
                          number of directors shall be 3  unless  9 nor less than 1.
                          determined by a vote of a majority of
                          the Board of Directors.

PURPOSE:  To  enable  the  Board  to  be  comprised of no more than 9 directors.

EFFECT:  None.

-------------------------------------------------------------------------------------------------------------------

6.  Term of office of directors    Bylaws - Article III, Section 1.      Article  VI,  Section  6.2.  Directors
                                   -------------------------------       --------------------------
                                   Annual election of all directors.     shall  be  divided into three classes,
                                                                         with each class to  be as nearly equal
                                                                         in number as possible, as specified by
                                                                         resolution  of  the  Board  or, if the
                                                                         directors  in  office constitute fewer
                                                                         than  a   quorum  of  the   Board,  by
                                                                         affirmative  vote of a majority of the
                                                                         directors in office. Term of office of
                                                                         directors is as follows:

                                                                              First Class - expires at first annual
                                                                         meeting of shareholders.
                                                                              Second Class - expires at second
                                                                         annual meeting of shareholders.
                                                                              Third Class - expires at third
                                                                         annual meeting of shareholders.

                                                                         Thereafter, the directors by class shall
                                                                         hold staggered terms of three years.

PURPOSE: To set the term of office of each director and to stagger the terms of the directors to ensure the continuity of the Board and management.

EFFECT: A staggered Board affects every election of directors. The staggered system of electing directors makes it more difficult for shareholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Changing the majority of directors under the staggered system requires three separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the of directors. As an anti-takeover measure, the effect is to prevent insurgent shareholders from immediately seizing control of the Board, either through stock acquisitions or a proxy contest.

------------------------------------------------------------------------------------------------------------

7.  Removal of directors    Bylaws - Article III, Section 10.  Any   Article VI, Section 6.3.  Shareholders
                            ---------------------------------        ------------------------
                            director may be removed with or          may remove one or more directors
                            without cause at any time by the         with or without cause, but only at a
                            affirmative vote of shareholders         special meeting called for the purpose
                            holding of record in the aggregate at    of removing the director(s) if a
                            least a majority of the outstanding      majority of the shares eligible to vote
                            shares of the Company at a special       cast votes in favor of removal.
                                                                     meeting of the shareholders called for
                                                                     that purpose, and may be removed for
                                                                     cause by action of the Board.

PURPOSE:  To  place  limitations  on  removal  of  a  director  by shareholders.

EFFECT: In combination with the prohibition against shareholders calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or Board action. This represents an additional measure to deter a change in control of the Company.

-------------------------------------------------------------------------------------------------------------------------------
8.  Vacancies on Board of Directors        Bylaws - Article III, Section 8. Any       Article VI, Section 6.4.  The Board
                                           -------------------------------            -----------------------
                                           vacancy in the Board occurring by          may fill the vacancy, or, if the
                                           reason of an increase in the number of     directors in office constitute fewer
                                           directors, or by reason of the death,      than a quorum, they may fill the
                                           resignation, disqualification, removal     vacancy by the affirmative vote of a
                                           (unless a vacancy created by the           majority of all directors in office. The
                                           removal of a director by shareholders      shareholders may fill a vacancy only
                                           shall be filled by the shareholders at     if there are no directors in office.
                                           the meeting at which the removal was       Bylaws - Section 3.14.  A Director
                                           effected) or inability to act of any       elected to fill a vacancy shall serve
                                           director, or otherwise, shall be filled    only until the next election of
                                           for the unexpired portion of the term      Directors by the shareholders.
                                           by a majority vote of the remaining
                                           directors, though less than a quorum,
                                           at any regular meeting or special
                                           meeting of the Board of Directors
                                           called for that purpose.

PURPOSE:  No  material  change.

EFFECT: Prevents shareholders from selecting directors to fill vacancies on the Board. This ensures that the Board will maintain control over its membership and thereby prevent the removal of management.

------------------------------------------------------------------------------------------------

9.  Bylaws       Bylaws - Article IX.  Affirmative         Article VIII.  Board has power to
                 --------------------                      -------------
                 vote of a majority of shareholders to     adopt, amend or repeal the Bylaws of
                 mend, repeal or make bylaws.  The         the Company, subject to the power of
                 Board shall have the power to make,       the shareholders to amend or repeal
                 adopt, alter, amend and repeal bylaws     the Bylaws.  The shareholders also
                 except the Board shall have no power      have the power to amend or repeal
                 to change the quorum for meetings of      Bylaws of the Company and to adopt
                 Shareholders or directors or change any   new Bylaws.
                 provisions with respect to the removal
                 of directors or the filling of vacancies
                 in the Board

PURPOSE:  No  material  change.

EFFECT: Provides shareholders with the authority to make, amend or repeal Bylaws. Shareholders may effect a change in the Bylaws that could impact the governance of the Company.

--------------------------------------------------------------------------------------------------------------------------

10.  Consent in Lieu of Meeting of      Bylaws - Article II, Section 6(d).         Article IX, Section 9.1.  Any action
                                        ---------------------------------          ------------------------
     Shareholders                       Any resolution in writing, signed by       required or permitted to be taken at a
                                        all of the shareholders entitled to vote   shareholders meeting may be taken
                                        thereon, shall be and constitute action    without a meeting, without prior
                                        by such shareholders to the effect         notice and without a vote, if a consent
                                        therein expressed.                         or consents in writing, setting forth
                                                                                   the action taken, are signed by the
                                                                                   holders of outstanding stock having
                                                                                   not less than the minimum number of
                                                                                   votes that would be necessary to
                                                                                   authorize or take the action at a
                                                                                   meeting at which all shares entitled to
                                                                                   vote were present and voted.

PURPOSE: To enable less than a majority of shareholders to consent to a proposal without a meeting.

EFFECT: The number of shares necessary to approve a proposal by written consent is decreased from all voting shares to that number required by law to authorize a particular action. In most cases to approve an action taken at a shareholders meeting under Nevada corporations law, a majority of the issued and outstanding shares must vote for the action. The result is to decrease the power of those shareholders who hold fewer shares. In cases where less than all of the shareholders may approve an action by written consent, a few principal shareholders may approve an action by written consent that other shareholders oppose.

---------------------------------------------------------------------------------------------------------------------
11.  Number of votes necessary to      Article XII. With respect to any        Article IX, Section 9.2.  The
                                       ------------                            ------------------------
       approve actions                 action to be taken by shareholders of   minimum number of shares required
                                       the Company, a vote or concurrence      by law to approve the action; pursuant
                                       of the holders of a majority of the     to NRS 78.320(1)(b), 51% of the
                                       outstanding shares of the shares        shares present at the meeting must
                                       entitled to vote thereon, or of any     vote "for" the action.
                                       class or series, shall be required.

PURPOSE:  No  material  change.

EFFECT: Generally, Nevada corporations law as well as the current Articles of Incorporation of the Company require the affirmative vote of a majority of the issued and outstanding common shares to approve an action of the Company by the shareholders.

--------------------------------------------------------------------------------------------------------

12.  Special meetings    Bylaws - Article II, Section 2.           Article IX, Section 9.3.  Except as
                         -------------------------------           -----------------------
                         Special meetings of the shareholders      may be authorized by the Board upon
                         may be called at any time by the          issuance of preferred stock, special
                         Board or by the President, and shall      meetings of the shareholders of the
                         be called by the President or             corporation for any purpose may be
                         Secretary at the written request of the   called at any time by the Board and
                         holders of ten percent of the shares      not by any other person(s).
                         then outstanding and entitled to vote
                         or as otherwise required under
                         provisions of the Business
                         Corporation Act.

PURPOSE: Limits the authority to call a special meeting to the Board of Directors as a whole.

EFFECT: This is an anti-takeover measure. The provision ensures that shareholders will not be authorized to call a special meeting. The effect is to limit the ability of one or more shareholders from bringing matters before the shareholders that may be contrary to the objectives of the Board. This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents shareholders from effecting a change in control.

--------------------------------------------------------------------------------------------------------------

13.  Quorum for Meetings of    Bylaws - Article II, Section 5.         Article IX, Section 9.4.  Except as
                               -------------------------------         ------------------------
     Shareholders              Holders of record of a majority of the  required elsewhere in the Articles of
                               total number of shares of the           Incorporation or under law, one-third
                               Company issued and outstanding and      of the votes entitled to be cast on a
                               entitled to vote constitute a quorum    matter by the holders of shares that
                               for the transaction of any business.    are entitled to vote and be counted on
                                                                       the matter shall constitute a quorum of
                                                                       such shares at a meeting of
                                                                       shareholders.

PURPOSE:   To decrease the number of shares necessary to constitute a quorum for conducting  the  business  of  the  Company.

EFFECT: The ability to form a quorum and hold a shareholder meeting becomes easier because a smaller number of voting shares must be present to convene the meeting.

--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

  PROPOSAL (2):  TO RATIFY THE SELECTION OF BDO DUNWOODY AS INDEPENDENT AUDITOR
                 FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

     The Board of Directors of the Company has appointed the firm of BDO Dunwoody as independent auditor of the Company for the year ending September 30, 2001. A representative of BDO Dunwoody is not expected to be present at the meeting. There are no existing direct or indirect understandings or agreements between the Company and BDO Dunwoody that place a limit on current or future years' audit fees.

     The firm of Hawkins Accounting provided services to the Company during the nine months ended September 30, 2000 and the fiscal years ended December 31, 1999 and 1998 relating principally to the examination of the financial statements and related reporting which included the annual audit of the Company's financial statements.

     On January 8, 2000, the Company dismissed Hawkins Accounting as its independent certified public accountant. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Hawkins Accounting on the Company's financial statements for the nine months ended September 30, 2000 and the fiscal years ended December 31, 1999 and 1998, or any subsequent interim period. The Company's Board of Directors approved the change of accountants. There were no disagreements with Hawkins Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures leading to their dismissal.

     There were no reportable events, in each case, during either of the Company's two most recent fiscal years or any subsequent interim period.

     Simultaneously with the dismissal of its former accountants, the Company approved and engaged BDO Dunwoody to act as its independent certified public accountant as successor to Hawkins Accounting. During the Company's two most recent fiscal years or subsequent interim periods the Company has not consulted BDO Dunwoody regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF BDO DUNWOODY AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

                                  OTHER MATTERS

     A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Appendix A.

     The Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                                        By Order of the Board of Directors,


                                         /s/  Bob  Jackman
                                         ---------------------------------------
                                         Robert  L.  Jackman
                                         President

January  [22],  2001

                                   APPENDIX A
                                        1
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            DURO ENZYME PRODUCTS INC.

     The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

     The  name  of  the  corporation  is  "Duro  Enzyme  Products  Inc."

                                   ARTICLE II

     2.1.     Authorized  Capital

     The total number of shares that this corporation is authorized to issue is 200,000,000, consisting of 160,000,000 shares of Common Stock having a par value of $0.001 per share and 40,000,000 shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

     2.2.     Issuance  of  Preferred  Stock  by  Class  and  in  Series

     The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                   ARTICLE III

     The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

     3.1     Omnibus.

     To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized ("applicable corporate law") and any and all acts amendatory thereof and supplemental thereto.

     3.2.     Carrying  On  Business  Outside  State.

     To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

     3.3.  Purposes  To  Be  Construed  As  Powers.

     The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

                                   ARTICLE IV

     Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                    ARTICLE V

     The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                   ARTICLE VI

     6.1.     Number  of  Directors

     The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     6.2.     Classification  of  Directors

     The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

     6.3.     Removal  of  Directors

     The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

     6.4.     Vacancies  on  Board  of  Directors

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

                                  ARTICLE VII

     This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.

                                  ARTICLE VIII

     The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                    ARTICLE IX

     9.1.     Shareholder  Actions

     Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     9.2.     Number  of  Votes  Necessary  to  Approve  Actions

     Whenever applicable corporate law permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

     9.3.     Special  Meetings  of  Shareholders

     So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

     9.4.     Quorum  for  Meetings  of  Shareholders.

     Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

                                    ARTICLE X

     To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                   ARTICLE XI

     11.1.     Indemnification.

     The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

     11.2.     Authorization.

     The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     11.3.     Effect  of  Amendment.

     No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                   ARTICLE XII

     This Amended and Restated Articles of Incorporation shall become effective upon filing.

     IN WITNESS WHEREOF, the undersigned, President of the corporation, for the purpose of amending and restating Articles of Incorporation of Home.Web, Inc., hereby makes, files and records this Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the corporation and that the facts stated herein are true.


--------------------------------                      -------------------------
Robert L. Jackman, President                                   Date

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENTS(S) THEREOF. IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITOR.

                              DATED: _______________________________, 2001.

                              _____________________________________________
                              Print  name(s)  exactly  as  shown  on  Stock
                              Certificate

                              _____________________________________________
                              (Signature)
                              _____________________________________________
                              (Signature)


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR THE PROPOSALS IF NO SPECIFICATION IS MADE.

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 HOME.WEB, INC.
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 5, 2001

The undersigned shareholder of HOME.WEB, INC., a Nevada corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and hereby appoints Robert Jackman or Dean Branconnier or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held on February 5, 2001, at adjournment(s) or postponement(s) thereof, and to vote all shares of Stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth below:

PROPOSAL  NO. 1 - ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

  [_] For     [_] Against    [_] Abstain

PROPOSAL  NO.  2  -  RATIFICATION  OF  SELECTION  OF  INDEPENDENT  AUDITOR

  [_] For     [_] Against    [_] Abstain


                                                                SEE REVERSE SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE